SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for use of the Commission Only (as permitted by
         Rule 14a-6(e) (2)
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.240.14a-12

                             BULLION MONARCH COMPANY
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     or Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid.

[ ]  Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount of Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                             BULLION MONARCH COMPANY
                               3967 Foothill Drive
                                Provo, Utah 84604
                               -------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            to be held April 23, 1997
                               -------------------

     NOTICE is hereby given that a Special Meeting of Shareholders of BULLION MONARCH COMPANY (the "Company") will be held on April 23, 1997, at 2:00 p.m. (Mountain Savings Time) at Little America Hotel & Towers, Tuscon Room, 500 South Main Street, Salt Lake City, Utah (the "Special Meeting"), for the following purposes:

          1. To consider the vote upon a Private Placement of Company stock that will change the control of the Company and provide captital necessary to allow the Company to explore and develop a number of the Company's mineral properties. In connection with and contingent upon the approval of the Private Placement, the Company has entered into a Letter of intent with Knomex Resources Inc., a Canadian publicly traded company ("Knomex") which, if consumated, will result in the Company acquiring controlling interest in Knomex. Shareholder approval of the Private Placement proposal will constitute approval of the terms of the Private Placement and the acquisition of controlling interest in Knomex.

          2. To consider a vote to change the Company's present state of incorporation, its domicile, from that of the State of Utah to Nevada, and in conjunction therewith, change the name of the Company to: BULLION MONARCH INTERNATIONAL CORPORATION. The change in domicile is accomplished by use of a merger with a Nevada corporation which the Company has created for that purpose.

          3. To transact such other and further business as properly may come before this meeting.

     The Board of Directors unanimously recommends that shareholders vote FOR the approval of the proposed private placement and FOR approval of the merger to change the domicile and name of the Company. Only holders of record of the Compnay's common stock at the close of business on February 27, 1997 (Record
Date) are entitled to receive notice of and to vote at the Special Meeting. The stock transfer books of the Company will not be closed.

March 15, 1997
                                          By Order of the Board of Directors

                                          /s/    Andrew J. Morris
                                                     Secretary

     Whether or not you intend to be present at the meeting, please promply mark, sign and date and return the accompanying proxy.

PROXY                                                                      PROXY
                             BULLION MONARCH COMPANY
           THIS PROXY RELATES TO A SPECIAL MEETING OF THE SHAREHOLDERS
                            TO BE HELD APRIL 23,1997

     The undersigned hereby appoints J. GARRY McALLISTER, and ANDREW J. MORRIS, or either of them, with full power of substitution, as attorneys and proxies to, vote all shares of Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present at the Special Meeting of Shareholders of BULLION MONARCH COMPANY ("Company') to be held at 2:00 p.m. (Mountain Savings Time) at: Little America Hotel & Towers, Tucson Room, 500 South Main Street, Salt Lake City, Utah, on APRIL 23, 1997, and any postponements and adjournments thereof, as follows:

          1. PROPOSAL TO APPROVE THE PRIVATE PLACEMENT TRANSACTION WITH ST. COLUMBAN RESOURCES, INC., A CANADIAN PRIVATE COMPANY, WHICH TRANSACTION WILL RESULT IN A CHANGE IN CONTROL OF BULLION MONARCH COMPANY, AND WHICH WILL PROVIDE BULLION MONARCH COMPANY WITH CAPITAL NECESSARY TO FURTHER EXPLORE AND/OR DEVELOP ITS MINERAL PROPERTIES. IN ADDITION, AS AN INTEGRAL PART OF THE PRIVATE PLACEMENT, THE SHAREHOLDERS WILL BE ASKED TO RATIFY THE ACQUISITION OF CONTROL OF THE CANADIAN PUBLIC COMPANY KNOWN AS KNOMEX RESOURCES INC.

   FOR                            AGAINST                        ABSTAIN

          2. PROPOSAL TO APPROVE THE CHANGE IN DOMICILE FROM UTAH TO NEVADA AND CHANGE OF NAME OF THE COMPANY TO BULLION MONARCH INTERNATIONAL CORPORATION. THESE CHANGES WILL BE ACCOMPLISHED BY WAY OF A MERGER WITH A NEVADA CORPORATION CREATED FOR THAT PURPOSE.

   FOR                        AGAINST                          ABSTAIN

          This proxy has been solicited by management of the Company for use at the Special Meeting noted herein. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Special Meeting.

DATED: _______________, 1997                                Signature(s)

                                               X:______________________________


                                               X:______________________________

(Please date and sign exactly as name or names appear on your stock certificate(s"). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE CERTIFICATE IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THE PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN ABOVE. AS TO ANY OTHER BUSINESS CONSIDERED AT THE SPECIAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES

                             BULLION MONARCH COMPANY
                               3967 Foothill Drive
                               Provo, Utah, 84604

                                 PROXY STATEMENT


     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of BULLION MONARCH COMPANY, a Utah corporation (the "Company"), for use in connection with a Special Meeting of Shareholders of the Company (the "Special Meeting"), to be held on APRIL 23, 1997, at: Little America Hotel & Towers, Tucson Room, 500 South Main Street, Salt Lake City, Utah, at 2:00 p.m. (Mountain Savings Time), and any and all postponements and adjournments thereof.

     The Board of Directors has fixed the close of business on February 27, 1997, (the "Record Date") for determining shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, the Company had 20,217,338 shares of common stock, no par value per share ("Common Stock" or "Common Shares"), outstanding and entitled, to vote. A majority in interest of the common shareholders on the Record Date must be present in person at the Special Meeting in order to constitute a quorum. Each share of Common Stock will carry one vote on the proposals described below, as well as on any other matters which may properly come before the Special Meeting. The affirmative vote of a majority of the votes cast by the holders of Common Shares at the Special Meeting is necessary to approve the Proposal 1 relating to the Private Placement and acquisition of Knomex Resources Inc., a Canadian public company, and a vote representing a majority of the shares outstanding and entitled to vote is necessary to approve the Proposal 2 relating to the change in domicile and change in name of the Company which are the proposals included in this Proxy Statement. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether a proposal has been approved or ratified.

     All valid proxies received in time for the Special Meeting will be voted as specified thereon. Unless otherwise indicated, the shares represented by properly executed proxies will be voted at the discretion of the Proxy holder with regard to the proposals described below. Shareholders who execute proxies may revoke them at any time before they are exercisable by delivering a written notice of revocation to Mr. Andrew J. Morris, Secretary of the Company, at the above address, or by submitting a duly executed proxy bearing a later date, or by attending the Special Meeting and orally withdrawing the proxy. Attendance at the Special Meeting will not in itself revoke a proxy. It is anticipated that this Proxy Statement and form of proxy will be mailed to shareholders on or about March 25, 1997. The Company's telephone number is: (801) 765-9301.

     The Company is subject to the informational  and reporting  requirements of
Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and is required to file and does file, such reports and related other information with the U.S. Securities and Exchange Commission ('SEC") in accordance with those requirements.


                     DESCRIPTION OF THE COMPANY'S SECURITIES

Common Stock

     The authorized capital stock of the Company consists of 100,000,000 shares of common stock with no par value, of which 20,217,338 were issued and outstanding as of the Record to Date. The holders of Common Stock are entitled to one vote for each share held. The affirmative vote of a majority of votes cast at a meeting which commences with a lawful quorum is sufficient for approval of all matters upon which shareholders may vote. Common Shares do not carry cumulative voting rights, thus the holders of more than 50% of the Common Stock have the power to elect all directors and, as a practical matter, to control the Company. Holders of Common stock are not entitled to preemptive rights, and the Common Stock is not subject to redemption.

     A special meeting of shareholders may be called by or at the request of the President or the Board of Directors, and must be called at the request of persons owning in the aggregate not less than 10% of the issued and outstanding Common Shares entitled to vote in elections for directors. Holders of Common Stock are entitled to receive, pro rata, dividends when and as declared by the Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding-up of the Company, holders of Common Stock are entitled to share ratably in the Company's assets legally available for distribution to its shareholders.



                                 PROPOSAL No. 1
                PROPOSAL TO APPROVE PRIVATE PLACEMENT TRANSACTION


     Shareholders are being asked to adopt and approve that certain Private Placement Proposal dated February 7, 1997, ("Private Placement"), between the Company and St. Columban Resources, Inc., a Canadian private company, ("St. Columban") pursuant to which the Company would receive $2,500,000 in exchange for 5,000,000 units of Bullion Monarch priced at $0.50 per unit with each unit being comprised of one (1) common share and one (1) warrant to purchase a further common share at $050 for two (2) years following the closing of the transaction. As part of the transaction, St. Columban has agreed to restrict public or private resale of any stock issued pursuant to this private placement for a period of two (2) years from the date of closing.

Terms of the Private Placement

     As stated, St. Columban has offered to make a private placement investment with Bullion Monarch which is intended to close on or before May 31, 1997. The placement, as proposed, would provide Bullion Monarch with the sum of $2,500,000 in exchange for 5,000,000 shares of Bullion Monarch common stock and a warrant to purchase an additional 5,000,000 shares of Bullion common stock at a purchase price of $0.50 per share, anytime during the two year period following the close of the private placement.


Description of the Warrants

          Exercise Price and Periods. The Warrant is exercisable to purchase one
     (1) Warrant Share until the two year anniversary of the closing of the Private Placement, at the respective prices of $0.50 per share. The Warrant expiration dates may be extended by the Board of Bullion Monarch.


          Rights of Warrantholders. Warrantholders have no voting rights and will not be entitled to dividends. In the event of liquidation, dissolution or winding up of Bullion Monarch's affairs, Warrantholders will not be entitled to participate in any liquidation distribution.

Background

     The Board of Directors believes that the terms of the Private Placement are fair to the Company's shareholders in light of all facts known to the Board, including the facts that the Company has had limited operating capital for over 10 years and the capital represented by this transaction will provide the Company with the ability to begin detailed exploration and initial development of some of its select mineral properties. Moreover, the fact that St. Columban has agreed to voluntarily restrict transfer or sale of the stock acquired in the proposal, and that the trading history of the Company's common stock reflects an average bid of less than $0.50 per share for the past year, makes this an attractive offer.

     In a related transaction, the Company has executed two separate Letters of Intent which are contingent upon the approval of the Private Placement. One Letter of Intent has been executed with Gold Standard of Nevada, Inc., which will result in the Company acquiring 100% of the issued and outstanding stock of G.S. Austin Mill, Inc., a Nevada corporation, which will result in the Company owning all interest in and to the Austin Mill (the Company now has a 50% interest) and additional mineral claims and interests. This acquisition will be accomplished in exchange for 1,500,000 shares of the Company's common stock, which stock shall bear an appropriate investment legend. The second Letter of Intent provides for the exchange all of the issued and outstanding stock of G.S. Austin Mill, Inc., in exchange for 20,000,000 units of Knomex Resources Inc. ("Knomex") (the "Units "), each unit being comprised of one (1) common share of Knomex common stock and one (1) warrant to purchase additional common shares at $0.20, for a period of two (2) years following the closing. This transaction will, if consummated, provide the Company with voting control of Knomex, a Canadian publicly traded company, and should also provide the Company with more direct access to the Canadian financial markets, which, in the opinion of Management, are more receptive to investing in and financing natural resource development and exploration interests.


Reasons for then Private Placement

     The Company has had very limited revenues and cash for the past several years. While the Company has substantial property inventory in the way of mining claims and patented property, it has been difficult to raise capital with these resources in the present market. In arriving at its determination, that the proposed Private Placement is in the best interests of the Company and its shareholders, the Board of Directors considered a number of factors which included the results of several attempts to develop the Company's assets via joint ventures or similar business combinations. The experience of the past many years has made it clear that the most viable method of maximizing the return on the Company's assets is to develop the mineral properties to the point that the ore reserves are well established which will then allow either increased capital for full development from the market or the attraction of active joint venture partners.

     While the current shareholders of the Company will, after the Private Placement is closed and, giving effect to Warrants, experience a dilution of their ownership interest, their interests will be in a Company that has the real prospect of maximizing its assets and developing a return from the resources it has held for many years; their interests will be in an operating company with prospects currently far superior to those of the Company at present.


Conditions to  the Private Placement

     The Company and St. Columban do not have to complete the Private Placement unless a number of conditions are satisfied, including the following: (a) a majority in interest of the Company's shareholders have approved and adopted the Private Placement proposal; (b) no injunction or restraining order of any federal or state court is in effect which prevents the Private Placement, and no lawsuit or other proceeding has been filed by any person by the Private Placement closing date contesting or objecting to the same.

Management after the Private Placement

     Following the Private Placement closing, it is anticipated that one or more individuals may be appointed to the Board of the Company, however, it is not anticipated that the role of present management will change following the closing.

Foreign Approvals

     The Private Placement will not require review by any agency of the Federal or State governments. Neither the Company nor St. Columban is aware of any approval by any governmental entity outside the United States of America which might be necessary in connection with the Private Placement. However, the stock transaction with Knomex is subject to approval by the Alberta Stock Exchange where its stock is listed for trading. Application for such approval has been submitted and the same is currently in process.


               INFORMATION CONCERNING ST. COLUMBAN RESOURCES, INC.

     St. Columban Resources, Inc., is a private Canadian company that received its federal charter in April of 1996, with the stated goal of becoming a major publicly traded mineral exploration and royalty company. St. Columban has properties and property interests in Nevada and Labrador, and has concentrated its focus on areas that have historically high mineral production and which are located in politically stable environments. St. Columban is well capitalized and has recently acquired al the outstanding shares of Gold Valley Resources (Nevada) Ltd., the Company's joint venture partner on several of its exploration properties.


                                 PROPOSAL No. 2
                 PROPOSAL TO APPROVE A MERGER TO CHANGE DOMICILE
                               AND CHANGE OF NAME

     Shareholders are being asked to adopt and approve a proposal to change the domicile of the Company from that of Utah to the State of Nevada and to change the name of the Company to BULLION MONARCH INTERNATIONAL, CORPORATION. This proposal is based upon three principal issues (1) the majority of the Company's assets and property interests are based in Nevada; and (2) the Company stands to save substantial state income taxes by such a change; and (3) the change in the Company name is intended to reflect the expanded nature of the Company's business operations.

Terms of the Merger

     The Company is in the process of creating a Nevada corporation that will become a wholly owned subsidiary of the Company and which will own all of the property interests of the Company as now or may hereafter exist in the State of Nevada. The Articles of Incorporation for the new company shall be in the same form and contain the same terms as the present Articles of Incorporation for the Company, together with any amendments, as filed with the State of Utah, with the exception that the name for said corporation will be BULLION MONARCH INTERNATIONAL CORPORATION. Present shareholder interests, rights and provisions shall not be altered and no provision shall be changed, altered, eliminated or amended, from those presently existing for the Company, unless the same is required by the State of Nevada. Shareholders shall not be required to surrender their certificates for new certificates nor will any other action on behalf of the Shareholders be required.

Background

     The Company has been a Utah corporation since 1947, however, the majority of the Company's mineral claims and patented properties are in the State of Nevada. The Board of Directors, in reviewing the present plans of expanded operations, the possible tax consequences and the State regulatory requirements has determined that it would be in the best interests of the Company and its shareholders to change the domicile of the corporation to that of Nevada and to change the name of the Company to more accurately reflect its international interests. To accomplish theses goals, it is necessary to form a Nevada corporation, that will be a wholly owned subsidiary of the Company, and, upon approval from the shareholders, merge the Utah corporation into the Nevada subsidiary and dissolve the Utah entity. Pursuant to the Utah Business Corporations Act, such action requires the approval of a majority of the issued and outstanding shares of the Company which are entitled to vote on corporate matters.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Special Meeting. The Company will bear the costs of mailing this Proxy Statement and related materials to the shareholders.

     Shareholders desiring to attend the Special Meeting in person should bring photographic identification and their share certificates. Persons other than officers of the Company who have been granted a proxy by a shareholder must produce the original signed proxy and evidence of proper execution, such as notarization of the shareholder's signature.

                                              Chairman of  the Board

                                            /s/  Peter F. Passaro



March 15,  1997

PROXY                                                                      PROXY


                             BULLION MONARCH COMPANY



                 THIS PROXY RELATES TO A SPECIAL MEETING OF THE
                                  SHAREHOLDERS
                            TO BE HELD APRIL 23,1997



     The undersigned hereby appoints J. GARRY McALLISTER, and ANDREW J. MORRIS, or either of them, with full power of substitution, as attorneys and proxies to, vote all shares of Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present at the Special Meeting of Shareholders of BULLION MONARCH COMPANY ("company') to be held at 1:00 p.m. (Mountain Time) at: Little America Hotel & Towers, Tuscon Room, 500 South Main Street, Salt Lake City, Utah, on APRIL 23, 1997, and any postponements and adjournments thereof, as follows:

          1. PROPOSAL TO APPROVE THE PRIVATE PLACEMENT TRANSACTION WITH ST. COLUMBAN RESOURCES, INC., A CANADIAN PRIVATE COMPANY, WHICH TRANSACTION WILL RESULT IN A CHANGE IN CONTROL OF BULLION MONARCH COMPANY, AND WHICH WILL PROVIDE BULLION MONARCH COMPANY WITH CAPITAL NECESSARY TO FURTHER EXPLORE AND/OR DEVELOP ITS MINERAL PROPERTIES.

   FOR                            AGAINST                        ABSTAIN


          2. PROPOSAL TO APPROVE THE CHANGE IN DOMICILE OF THE COMPANY FROM THAT OF UTAH TO NEVADA. THIS CHANGE WILL BE ACCOMPLISHED BY WAY OF A PRIVATE PLACEMENT WITH A NEVADA CORPORATION, TO BE FORMED FOR THAT PURPOSE.

  FOR                       AGAINST                             ABSTAIN

     This proxy has been solicited by management of the Company for use at the Special Meeting noted herein. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Special Meeting.

DATED: _______________, 1997             Signature(s)

                                       X:______________________________


                                       X:______________________________

(Please date and sign exactly as name or names appear on your stock certificate(s"). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE CERTIFICATE IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THE PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN ABOVE. AS TO ANY OTHER BUSINESS CONSIDERED AT THE SPECIAL MEETING, IN ACCORDANCE with THE BEST JUDGMENT OF THE PROXIES.

                             BULLION MONARCH COMPANY
                               3967 Foothill Drive
                               Provo, Utah, 84604

                                 PROXY STATEMENT


     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of BULLION MONARCH COMPANY, a Utah corporation (the "Company), for use in connection with a Special Meeting of Shareholders of the Company (the "Special Meeting), to be held on APRIL 23, 1997, at: Little America Hotel & Towers, Tuscon Room, 500 South Main Street, Salt Lake City, Utah, at 1:00 p.m. (Mountain Standard Time), and any and all postponements and adjournments thereof

     The Board of Directors has fixed the close of business on February 27, 1997, (the "Record Date') for determining shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, the Company had 20,217,338 shares of common stock, par value $0.10 per share ("Common Stock" or "Common Shares") outstanding and entitled to, vote. A majority in interest of the common shareholders on the Record Date must be present in person at the Special Meeting in order to constitute a quorum. Each share of Common Stock will carry one vote on the proposals described below, as well as on any other matters which may properly come before the Special Meeting. The affirmative vote of a majority of the votes cast by the holders of Common Shares at the Special
Meeting is necessary to approve each of the Proposals included in this Proxy Statement. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether a proposal has been approved or ratified.

     All valid proxies received in time for the Special Meeting will be voted as specified thereon. Unless otherwise indicated, the shares represented by properly executed proxies will be voted in favor of the proposals described below. Shareholders who execute proxies may revoke them at any time before they are exercisable by delivering a written notice of revocation to Mr. Andrew J. Morris, Secretary of the Company, at the above address, or by submitting a duly executed proxy bearing a later date, or by attending the Special Meeting and orally withdrawing the proxy. Attendance at the Special Meeting will not in itself revoke a proxy. It is anticipated that this Proxy Statement and form of proxy will be mailed to shareholders on or about March 25, 1997. The Company's telephone number is: (801) 765-9301.

     The Company is subject to the informational  and reporting  requirements of
Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act'), and is required to file and does file such reports and related other information with the U.S. Securities and Exchange Commission ('SEC') in accordance with those requirements.



                     DESCRIPTION OF THE COMPANY'S SECURITIES

Common Stock

     The authorized capital stock of the Company consists of 100,000,OOO shares of common stock with par value $0.10, of which 20,217,338 were issued and outstanding as of the Record to Date. The holders of Common Stock are entitled to one vote for each share held. The affirmative vote of a majority of votes cast at a meeting which commences with a lawful quorum is sufficient for approval of all matters upon which shareholders may vote. Common Shares do not carry cumulative voting rights, thus the holders of more than 50% of the Common Stock have the power to elect all directors and, as a practical matter, to control the Company. Holders of Common stock are not entitled to preemptive rights, and the Common Stock is not subject to redemption.

     A special meeting of shareholders may be called by or at the request of the President or the Board of Directors, and must be called at the request of persons owning in the aggregate not less than 10% of the issued and outstanding Common Shares entitled to vote in elections for directors. Holders of Common Stock are entitled to receive, pro rata, dividends when and as declared by the Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding-up of the Company, holders of Common Stock are entitled to share ratably in the Company's assets legally available for distribution to its shareholders.



                                 PROPOSAL No. 1
                PROPOSAL TO APPROVE PRIVATE PLACEMENT TRANSACTION


     Shareholders are being asked to adopt and approve that certain Private Placement Proposal dated February 7, 1997, ("Private Placement"), between the Company and St. Columban Resources, Inc., a Canadian private company, ("St. Columban") pursuant to which the Company would receive $2,500,000 in exchange for 5,000,000 units of Bullion Monarch priced at $0.50 per unit with each unit being comprised of one (1) common share and one (1) warrant to purchase a further common share at $0.50 for two (2) years following the closing of the transaction. As part of the transaction, St. Columban has agreed to restrict public or private resale of any stock issued pursuant to this private placement for a period of two (2) years from the date of closing.

Terms of the Private Placement

     As stated, St. Columban has offered to make a private placement investment with Bullion Bonarch which is intended to close on or before May 31, 1997. The placement, as proposed, would provide Bullion Monarch with the sum of $2,500,000 in exchange for 5,000,000 shares of Bullion Monarch common stock and a warrant to purchase an addtional 5,000,000 shares of Bullion common stock at a purchase price of $0.50 per share, anytime during the two year period following the close of the private placement.


Description of the Warrants

          Exercise Price and Periods. The Warrant is exercisable to purchase one
     (1) Warrant Share until the two year anniversary of the closing of the Private Placement, at the respective prices of $0.50 per share. The Warrant expiration dates may be extended by the Board of Bullion Monarch.


          Rights of Warrantholders. Warrantholders have no voting rights and will not be entitled to dividends. In the event of liquidation, dissolution or winding up of Bullion Monarch's affairs, Warrantholders will not be entitled to participate in any liquidation distribution.

Background

     The Board of Directors believes that the terms of the Private Placement are fair to the Company's shareholders in light of all facts known to the Board, including the facts that the Company has had limited operating capital for over 10 years and the capital represented by this transaction will provide the Company with the ability to begin detailed exploration and initial development of some of its select mineral properties. Moreover, the fact that St. Columban has agreed to voluntarily restrict transfer or sale of the stock acquired in the proposal, and that the trading history of the Company's common stock reflects an average bid of less than $0.50 per share for the past year, makes this an attractive offer.

Reasons for then Private Placement

     The Company has had very limited revenues and cash for the past seveal years, and, on occasion, has had to rely upon loans from officers to meet minimal operational expenses. While the Company has substantial property inventory in the way of mining claims and patented property, it has been difficult to raise capital with these resources in the present market. In arriving at its determination, that the proposed Private Placement is in the best interests of the Company and its shareholders, the Board of Directors considered a number of factors which included the results of several attempts to develop the Company's assets via joint ventures or similar business combinations. The experience of the past many years has made it clear that the most viable method of maximizing the return on the Company's assets is to develop the claim to the point that the ore reserves are well established which will then allow either increased capital for full development from the market or the attraction of active joint venture partners.

     While the current shareholders of the Company will, after the Private Placement is closed and, giving effect to Warrants, experience a dillution of of their ownership interest of approximately 30%, their interests will be in a Company that has the real pospect of maximizing its assets and developing a return from the resources it has helf for many years; thier interests will be in an operating company with prospects currently far superior to those as the Company at present.


Conditions to  the Private Placement

     The Company and St. Columban do not have to complete the Private Placement unless a number of conditions are satisfied, including the following: (a) a majority in interest of the Company's shareholders have approved and adopted the Private Placement proposal; (b) no injunction or restraining order of any federal or state court is in effect which prevents the Private Placement, and no lawsuit or other proceeding has been filed by any person by the Private Placement closing date contesting or objecting to the same.

Management after the Private Placement

     Following the Private Placement closing, it is anticipated that one or more individuals may be appointed to the Board of the Company, however, it is not anticipated that the role of present management will change following the closing.

Foreign Approvals

     The Private Placement will not require review by any agency of the Federal or State governments. Neither the Company nor St. Columban is aware of any approval by any governmental entity outside the United States of America which might be necessary in connection with the Private Placement.



                INFORMATION REGARDING ST. COLUMBAN RESOURCES INC.

     St. Columban Resources Inc. Is a private Canadian company that received it federal charter in April of 1996, with the stated goal of becoming a major publicly traded mineral exploration and royalty company. With properties and property interests in Nevada and Labrador, its exploration and development focus is in high mineral potential areas in politically stable environments. St. Columban' was initially capitalized with approximately $1.4 mil. (Canadian) and has issued and outstanding private placement warrants which, if exercised, will generate an aditional $925,000 (Canadian). St. Columban intends to seek an additional $55 mil. (Canadian) in capital financing through a public offering on the Toronto Stock Exchange.


                                 PROPOSAL No. 2
                 PROPOSAL TO APPROVE A MERGER TO CHANGE DOMICILE


     Shareholders are being asked to adopt and approve a proposal to change the domicile of the Company from that of Utah to the State of Nevada. This proposal is based up two principal issues (1) the majority of the Company's assets and property interests are based in Nevada; and (2) the Company stands to save substantilal state income taxes by such a chnage.

Terms of the Merger

     The Company is in the process of creating a Nevada corporation that will become a wholly owned subsidiary of the Company and which will own all of the property interests of the Company as now or may hereafter exist in the State of Nevada. The Articles of Incorporation for the new company shall be in the same form and contain the same terms as the present Articles of Incorporation for the Company, together with any amendmends, as filed with the State of Utah. Present shareholder interests, rights and provisions shall not be altered and no provision shall be changed, altered, eliminated and amended, from those presently existing for the Company, unless the same is required by the State of Nevada.

     In the event that this proposal is adopted by the Shareholders, then the Shareholders are encouraged to surrender their stock certificates to be reissued with the new CUSIP number and state of incorporation properly indicated thereon. However, surrender of such certificates is not mandatory.


Background

     The Company has been a Utah corporation since 1947, however, the majority of the Company's mineral claims and patented properties are in the State of Nevada. The Board of Directors, in reviewing the present plans of expanded operations, the possible tax consequences and the State regulatory requirements has determined that it would be in the best interests of the Company and its shareholders to change the domicile of the corporation to that of Nevada. To accomplish this goal, it is necessary to form a Nevada corporation that will be a wholly owned subsidiary of the Company and then, upon approval from the shareholders, merge the Utah corporation into the Nevada subsidiary and dissolve the Utah entity. Pursuant to the Utah Business Corporations Act, such action requires the approval of a majority of a quorum of shareholders attending a Shareholders' meeting of the Company which are entitled to vote on corporate matters.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be 'brought before the Special Meeting. The Company will bear the costs of mailing this Proxy Statement and related materials the shareholders.


     Shareholders desiring to attend the Special Meeting in person should bring photographic identification. Persons other than officers of the Company who have been granted a proxy by a shareholder must produce the original signed proxy and evidence of proper execution, such as notarization of the shareholder's signature.

                                              Chairman, the Board

                                                 /s/


March __, 1997